===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                                   Pozen, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                  POZEN(R) Inc.

                          1414 Raleigh Road, Suite 400
                        Chapel Hill, North Carolina 25717

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of POZEN Inc. (the "Company") will be held at the Company's headquarters located at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina 27517, on May 21, 2002 at 11:00 am. Eastern time, to consider and take action with respect to the following:

         1. To elect two Class II directors, each of whom shall serve for a term of three years.

         2.   To approve the POZEN Inc. 2001 Long Term Incentive Plan.

         3. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002.

         4. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Holders of common stock of record at the close of business on April 12, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          /s/ Helga L. Leftwich
                                          Helga L. Leftwich

                                          Assistant Secretary

Chapel Hill, North Carolina
Dated:  April 17, 2002

   YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE IN
                 ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                   POZEN Inc.

                          1414 Raleigh Road, Suite 400
                        Chapel Hill, North Carolina 27517

                    _________________________________________

                                 PROXY STATEMENT

                            Mailed on April 17, 2002

            Annual Meeting of Stockholders to be held on May 21, 2002

                    _________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of POZEN Inc. (the "Company") to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company to be held on May 21, 2002 and at any adjournment thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The expense of soliciting proxy cards ("proxies"), including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may arrange for the reimbursement of persons holding shares beneficially owned by others for their expenses in sending proxy materials to such beneficial owners.

                                  VOTING RIGHTS

     Only stockholders of the Company as of the close of business on April 12, 2002, the record date ("Record Date") fixed by the Board of Directors of the Company (the "Board"), are entitled to notice of and to vote at the Annual Meeting. As of April 12, 2002, there were 28,077,945 shares of the Common Stock issued and outstanding and no other outstanding classes of voting securities of the Company. Each holder of the Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.

     The presence of the holders of a majority of the issued and outstanding shares of the Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted. A majority of the votes cast in person or by duly executed proxies is required for approval of the proposals to approve the POZEN Inc. 2001 Long Term Incentive Plan and to ratify the appointment of our independent public accountants.

     Shares entitled to vote represented by proxies that are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. In the election of directors, stockholders may either vote "FOR" all nominees for election or "WITHOLD" their votes from one or both nominees for election. If no vote is specified therein, the shares will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the approval of the POZEN Inc. 2001 Long Term Incentive Plan, "FOR" the ratification of the appointment of the independent public accountants and, at the discretion of the designated proxies, for any other matter that may properly come before the meeting. Shares represented by proxies which are marked "WITHHELD" with regard to the election of the nominees for director will be excluded entirely from that vote and will have no effect.

Stockholders may vote "FOR", "AGAINST", or "ABSTAIN" with respect to the vote to approve the adoption of the POZEN Inc. 2001 Long Term Incentive Plan and to ratify the appointment of our independent public accountants. Votes that are marked "ABSTAIN" in the vote for the approval of the POZEN Inc. 2001 Long Term Incentive Plan will have the same effect as a vote against the proposal. Shares held by a broker, as nominee, where the broker is prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes") will have no effect on either proposal.

     The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The stockholders named in the following table are those known to the Company to be the beneficial owners of 5% or more of the Common Stock. Unless otherwise indicated, the information is as of February 28, 2002. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, the Company believes that each owner listed below exercises sole voting and dispositive power over its shares.

Name and Address of                          Amount and Nature of              Percent of
 Beneficial Owner                            Beneficial Ownership           the Common Stock
 ----------------                            --------------------           ----------------
John R. Plachetka, Pharm.D.
POZEN Inc.
1414 Raleigh Road, Suite 400
Chapel Hill, NC 27517                             4,138,121  (1)                 14.6%

MEDGROWTH N.V.
c/o Bellevue Asset Management AG
Grafenauweg 4                                     2,731,685  (2)                   9.7%
CH-6301 Zug
Switzerland

Vector Later-Stage Equity Fund II, L.P.
1751 Lake Cook Road, Suite 350                    1,785,405  (3)                   6.4%
Deerfield, IL 60015

Canaan Equity
105 Rowayton Avenue
Rowayton, CT 06853                                1,706,327  (4)                   6.1%


(1) This amount reflects ownership by Silver Hill Investments, LLC, John R. Plachetka, and Clare A. Plachetka, and consists of (i) 3,476,508 shares owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by John R. Plachetka through his assignee, the Revocable Declaration of Trust, John R. Plachetka, Trustee (the "JRP Revocable Trust"), and 10% owned by his wife, Clare A. Plachetka, through her assignee, the Clare A. Plachetka Revocable Declaration of Trust, Clare A. Plachetka, Trustee (the "CAP Revocable Trust"); (ii) 341,000 shares owned by the JRP Revocable Trust; (iii) 37,900 shares owned by the CAP Revocable Trust; (iv) 20,000 shares owned by the John R. Plachetka Irrevocable Trust and (v) 262,613 shares of Common Stock issuable pursuant to options exercisable within 60 days. John R. Plachetka and Clare
     A. Plachetka claim shared voting and dispositive power as to the shares set forth in (i) through (iv) above.

(2) This amount is reflected in a report on Schedule 13G/A that was filed on February 14, 2002 with respect to ownership as of December 31, 2001 by MEDGROWTH N.V. and BB Medtech AG, a holding company located in Switzerland of which MEDGROWTH N.V. is a wholly owned subsidiary. BB Medtech AG and MEDGROWTH N.V. claim shared voting and dispositive power over the shares.
(3) This amount, which is reflected in a report on Schedule 13G/A that was filed on February 13, 2002 with respect to ownership as of December 31, 2001 by Vector Later-Stage Equity Fund II, L.P. ("VLSEF"), Vector Later-Stage Equity Fund II (QP), L.P. ("VLSEF QP") and Vector Fund Management II, L.L.C. ("VFM"), consists of (i) 446,351 shares as to which VLSEF claims shared voting and dispositive power and (ii) 1,339,054 shares as to which VLSEF QP claims shared voting and dispositive power; VFM claims shared voting and dispositive power as to all 1,785,405 shares. The general partner of each of VLSEF and VLSEF QP is VFM, which is controlled by a committee of limited partners of VLSEF and VLSEF QP.
(4) This amount, which is reflected in a report on Schedule 13G/A that was filed on February 12, 2002 with respect to ownership as of December 31, 2001 by: (i) Canaan Equity II L.P. ("CE II"), Canaan Equity II L.P. (QP) ("CE II QP"), Canaan Equity II Entrepreneurs LLC ("Entrepreneurs"), and Canaan Equity Partners II LLC ("CEP II"); (ii) Charmers Lending LLC, Henry Street Associates LLC, Stonhenge LLC and Waubeeka LLC (collectively, the "LLCs"); and (iii) Messrs. Harry T. Rein, John V. Balen, James C. Furnivall, Stephen L. Green, Deepak Kamra, Gregory Kopchinsky, Guy M. Russo and Eric A. Young (collectively, the "Partners"), consists of 1,706,327 shares as to which the reporting persons have shared voting and dispositive power. CEP II is the general partner of CE II and CE II QP and the manager of Entrepreneurs. The Partners are the managers of CEP II. Mr. Green is the sole manager of Charmers Landing LLC, Mr. Rein is the sole manager of Henry Street Associates LLC, Mr. Kopchinsky is the sole manager of Stonehenge LLC, and Mr. Russo is the sole manager of Waubeeka LLC. Seven of the Partners and three of the LLCs also report sole voting and dispositive power with respect to an aggregate of 15,130 shares of the Common Stock.

                          STOCK OWNERSHIP OF DIRECTORS,
                   NOMINEE FOR DIRECTOR AND EXECUTIVE OFFICERS

     The following table and notes thereto set forth information, as of February 28, 2002 (except as specified below), with respect to the beneficial ownership of shares of the Common Stock by each director, the nominee for director and each executive officer named by the Company in the Summary Compensation Table (the "Named Executive Officers") and, as a group, by the directors and executive officers, based upon information furnished to the Company by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power.

                                                               Amount of Beneficial Ownership as of
                                                                        February 28, 2002
                                                                        -----------------

     Name of                                                                           Percentage of
Beneficial Owner (1)                                         Number of Shares         the Common Stock
--------------------                                         ----------------         ----------------
John R. Plachetka, Pharm.D.                                  4,138,121 (2)                   14.6%

Kristina M. Adomonis                                            72,138 (3)                      *

John E. Barnhardt                                              151,829 (4)                      *

Matthew E. Czajkowski                                          177,550 (5)                      *

Andrew L. Finn, Pharm.D.                                       113,601 (6)                      *

Jacques F. Rejeange                                            434,015 (7)                    1.5%

Bruce A. Tomason                                                53,177 (8)                      *

Peter J. Wise, M.D.                                            502,864 (9)                    1.8%

Ted G. Wood                                                     15,493 (10)                     *

All Directors and Executive Officers as a Group (9 persons)  5,658,788 (11)                  19.7%

______________________
* Less than 1%.

(1) Unless otherwise set forth herein, the street address of the named beneficial owners is c/o POZEN Inc., Suite 400, 1414 Raleigh Road, Chapel Hill, North Carolina 27517.
(2) Consists of (i) 3,476,508 shares of Common Stock owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by JRP Revocable Trust, and 10% owned by the CAP Revocable Trust, (ii) 341,100 shares owned by the JRP Revocable Trust, (iii) 37,900 shares owned by the CAP Revocable Trust, and (iv) 20,000 shares owned by the John R. Plachetka Irrevocable Trust. John R. Plachetka and Clare A. Plachetka have shared voting and dispositive power; also includes 262,613 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(3) Consists of 50,000 shares of Common Stock and 22,138 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(4) Consists of 49,398 shares of Common Stock and 102,431 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(5) Consists of 109,336 shares of Common Stock, of which an aggregate of 15,760 shares are held of record by trusts for the benefit of Mr. Czajkowski's minor children, and 68,214 shares issuable pursuant to options exercisable within 60 days.
(6) Includes 113,601 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(7) Includes 384,048 shares of Common Stock owned by Florham Holdings Ltd., a family trust of Mr. Rejeange. Mr. Rejeange may be deemed to be a beneficial owner of these shares. Mr. Rejeange disclaims such beneficial ownership. Also includes 49,967 shares issuable pursuant to options exercisable within 60 days.
(8) Includes 3,000 shares of Common Stock owned by Mr. Tomason and 210 shares of the Common Stock owned by Mr. Tomason's daughter who shares his household. Mr. Tomason disclaims beneficial ownership of the 210 shares of Common Stock held by his daughter. Also includes 49,967 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(9) Includes 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(10) Includes 13,993 shares of Common Stock issuable pursuant to options exercisable within 60 days.
(11) Includes 687,924 shares of Common Stock issuable pursuant to options exercisable within 60 days.

                                   PROPOSAL 1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than three nor more than fifteen members divided into three Classes: Class I, Class II and Class III. The Board is authorized to increase or decrease the total number of directors within the three to fifteen range as well as the number of directors in each class provided that no one class shall have more than one director more than any other class. If the quotient derived by dividing the designated number of directors by three is a fraction, the extra director shall be a member of Class I if such a fraction is one-third, and, if such fraction is two-thirds, the other director shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board. The Board has fixed the number of directors at five members.

     The two directorships expiring this year are presently filled by Jacques F. Rejeange and Bruce A. Tomason. The Board has nominated Messrs. Rejeange and Tomason as nominees for election at this Annual Meeting to the class of directors whose terms expire in 2005.

     Messrs. Rejeange and Tomason have informed the Company that they are each willing to serve for the term to which each of them is nominated if elected. If one of the nominees for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.

     The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominees for director and the directors continuing in office with respect to: (i) the present principal occupation or employment of the nominees and each continuing director and, if such principal occupation or employment has not been carried on during the past five years, the occupation or employment during such period, (ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five years, and (iii) the directorships held by each respective nominee or continuing director on the boards of publicly-held and certain other corporations and entities:

                        NOMINEES FOR ELECTION AS DIRECTOR
                            FOR A TERM OF THREE YEARS

                                                                                                           If elected,
                                                                                                         Term Expires At
                                                                                      Served as         Annual Meeting Of
                    Name and Principal Occupation                                  Director Since        Stockholders in
                    -----------------------------                                  --------------        ---------------
Jacques F. Rejeange, age 62                                                             1997                   2005
         Chairman of the Board between December 1999 and December 2000. Since
         1994, President of Florham Consulting S.A., a healthcare consulting company based in Areuse, Switzerland.

Bruce A. Tomason, age 54                                                                1997                   2005
         President of Apollo Capital Corporation, a healthcare investment banking and venture capital company, since 1991. Between 1996 and 1998,
         President and Chief Executive Officer of One Call Medical, Inc., a
         medical management company specializing in workers' compensation.


Vote Required for Approval

         The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of each of the nominees as director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THESE NOMINEES FOR DIRECTOR.

                         DIRECTORS CONTINUING IN OFFICE

                                                                                                           Term Expires
                                                                                      Served as         At Annual Meeting
                    Name and Principal Occupation                                  Director Since       Of Stockholders in
                    -----------------------------                                  --------------       ------------------
John R. Plachetka, age 48                                                               1996                   2003
         Chairman of the Board since January 2001, co-founder of the Company and
         President and Chief Executive Officer of the Company since 1996. Vice
         President of Development at Texas Biotechnology Corporation from 1993 to 1995.

Peter J. Wise, M.D., age 67                                                             1996                   2003
         Vice Chairman of the Board since January 2001; co-founder of the
         Company. President and Chief Operating Officer of Pharmaceutical
         Product Development, Inc. from 1993 to 1996.

Ted G. Wood, age 64                                                                     2000                   2004
         President of the operating subsidiaries within Bristol, Virginia based
         The United Company, a holding company engaged in oil and gas exploration & production, financial services, public golf courses, since June 29, 1998; consultant to The United Company from January 1996 to June 28, 1998.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board held seven meetings during the year ended December 31, 2001. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served.

         The committees of the Board, their principal functions and their respective memberships are described below.

Audit Committee

         The members of the Audit Committee are as follows:

         Bruce A. Tomason, Chairman
         Jacques F. Rejeange
         Ted G. Wood

         The Audit Committee oversees the Company's financial reporting process and systems of internal controls, and oversees the independence and performance of the Company's independent public accountants. The Audit Committee provides an open avenue of communication among the independent public accountants, financial and senior management and the Board. The members of the Audit Committee are independent as defined by The Nasdaq National Market's listing standards. The Audit Committee held four meetings during the year ended December 31, 2001.

Compensation Committee

         The members of the Compensation Committee are as follows:

         Peter J. Wise, M.D., Chairman
         Jacques F. Rejeange
         Bruce A. Tomason

         The Compensation Committee is responsible for the evaluation, approval and administration of salary, incentive compensation, bonuses, benefit plans and other forms of compensation for our officers, directors and other key employees and for establishing the objectives and policies governing the compensation of POZEN's employees generally. The Compensation Committee is also responsible for granting, or delegating the authority for granting, stock options and other awards under the Company's 1996 Stock Option Plan and our 2000 Equity Compensation Plan and for granting awards under the Company's 2001 Long Term Incentive Plan, if such plan is approved by the stockholders. The Compensation Committee held eight meetings during the year ended December 31, 2001.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         Set forth below is the report of the Compensation Committee with respect to executive compensation.

         Notwithstanding anything to the contrary, the following report of the Compensation Committee, the stock performance graph under the section entitled "Stock Performance Graph" and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for executives and key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's stock and other incentive plans.

         The Compensation Committee's compensation packages for our executive officers are designed to retain and attract top quality management and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Committee attempts to establish compensation packages that are comparable to the packages received by executives of similar companies.

         In compensating its executive officers, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of development stage pharmaceutical companies such as the Company, than to mature pharmaceutical companies or companies in other industries. As a result, in making executive compensation decisions, the Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's drug candidates and raising the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

         The basic components of the Company's compensation packages for executive officers include the following:

             .     Base Salary
             .     Bonuses
             .     Stock Options and other Incentive Awards
             .     Benefits

         Each executive officer's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry. As a result of an analysis of the compensation packages of its senior executives commissioned by the Compensation Committee in 2001 to ensure that its compensation levels and benefits were commensurate with those offered to senior executives at companies of comparable size and development in similar industries, we have entered into executive employment agreements with our executive officers, which include severance payments in the event of termination of the executive's employment without cause or termination by the executive of his or her employment under certain circumstances. See "Employment and Change of Control Arrangements."

         Base salary and increases in base salary for 2001 were determined based on both individual and Company performance. The Committee considered the following factors, among others, in setting the base salaries for executive officers during 2001: progress in the clinical development and commercialization of the Company's product candidates and any special expertise or contributions of a particular executive.

         Bonuses are awarded by the Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each executive officer and the achievement of the Company's and the executive's goals during the year. In January 2002, bonuses totaling $274,386 were awarded to the Named Executive Officers for achievements in 2001, which included the continued clinical progress and efforts toward the commercialization of MT 100 and the Company's other product candidates.

         The granting of stock options and other equity-based awards aligns the long-term interests of each officer with the interests of our stockholders and provides long-term incentives for the individual officer to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees, including executive officers, are eligible for subsequent discretionary grants, which are generally based on either individual or corporate performance.

         Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.

                  2001 COMPENSATION TO CHIEF EXECUTIVE OFFICER

         In reviewing and recommending Dr. John R. Plachetka's salary and bonus and in awarding him stock options and other incentive awards during fiscal year 2001, the Compensation Committee followed its overall compensation philosophy. During the year ended December 31, 2001, Dr. Plachetka received a salary of $350,000. For his contributions during the 2001 fiscal year, Dr. Plachetka earned a $122,500 bonus, which was paid in January 2002. In January and April 2001, Dr. Plachetka was granted options to purchase 50,000 shares of Common Stock at an exercise price of $14.16 per share, and 137,500 shares of Common Stock at an exercise price of $6.60 per share, respectively, under the terms of the Company's 2000 Equity Compensation Plan. The options will become exercisable in equal installments over four years on the anniversary date of the dates of grant. The Compensation Committee recommended these option grants to secure the long-term services of the Company's chief executive officer and to recognize his efforts in 2001 in connection with the overall growth and development of the Company. In July 2001, the Company amended and restated Dr. Plachetka's employment agreement with the Company. See "Employment and Change of Control Arrangements." In August 2001, Dr. Plachetka received an award, issued pursuant to the POZEN Inc. 2001 Long Term Incentive Plan, entitling him to receive a cash payment of up to $1,000,000 upon the achievement of certain performance goals tied to the price of our stock. The Compensation Committee's purpose in conditioning payment under the award to increases in stock price was to align the long-term interests of the Chief Executive Officer with the interests of the stockholders while providing an incentive to the Chief Executive Officer.
The Plan is subject to stockholder approval. If the Plan is not approved, Dr. Plachetka's award will be canceled. See discussion herein - "Approval of the POZEN Inc. 2001 Long Term Incentive Plan."

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Peter J. Wise, Chairman
Jacques F. Rejeange
Bruce A. Tomason

Executive Compensation

     Summary of Compensation. The following table summarizes the compensation paid to or earned during the last three fiscal years by our Chief Executive Officer and all of our other executive officers whose salary and bonus exceeded $100,000 in fiscal 2001. We refer to these persons as the Named Executive Officers.

                          SUMMARY COMPENSATION TABLE/1/

                                            Annual Compensation                         Long Term Compensation
                                            ------------------------------------        ----------------------
                                                                                      Securities
Name and Principal Position                                         Other Annual      Underlying          LTIP         All Other
          During 2001              Year       Salary     Bonus/2/   Compensation/3/    Options           Payouts     Compensation/4/
          -----------              ----       ------     -------    ------------       -------           -------     ---------------
John R. Plachetka, Pharm. D.,      2001      $350,000    $122,500         -             187,500             -          $5,250
  Chief Executive Officer          2000      $248,880    $102,220         -              47,215             -               -
                                   1999      $240,000    $ 60,000         -                   -             -               -

Kristina M. Adomonis,              2001      $189,332    $ 37,866         -              18,750             -          $5,250
  Senior Vice President,           2000      $178,615    $ 26,792         -                   -             -               -
  Business Development/5/          1999      $ 94,800    $ 18,960         -             101,175             -               -

John E. Barnhardt,                 2001      $132,500    $ 26,500         -              25,000             -          $5,250
  Vice President, Finance and      2000      $125,000    $ 25,000         -               6,745             -               -
  Administration                   1999      $108,200    $ 21,640         -              33,725             -               -

Matthew E. Czajkowski,             2001      $203,333    $ 43,000         -              75,000             -          $5,250
  Chief Financial Officer,         2000      $139,390    $ 47,708         -             148,390             -               -
  Senior Vice President,
  Finance and Administration/6/

Andrew L. Finn, Pharm.D.           2001      $222,600    $ 44,520     $68,182            75,000             -          $5,250
  Executive Vice President,        2000      $210,000    $ 62,000         -             134,900             -               -
  Product and Development/7/

     ______________________
     1 All share numbers and exercise prices reflect the 1.349-for-1 split of the Common Stock effected on October 6, 2000.
     2 Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses earned in 2001 were paid in January 2002.
     3 Excludes perquisites and other personal benefits where the aggregate annual amount received by each officer was below the lesser of $50,000 or 10% of the salary and bonus reported.
     4 Represents the employer matching portion of a deferred contribution 401(k) pension plan.
     5 Kristina M. Adomonis' employment began in June 1999, and the figures in the table above reflect only compensation paid to her from her date of hire until December 31, 2001.
     6 Matthew E. Czajkowski's employment began in March 2000, and the figures in the table above reflect only compensation paid to him from his date of hire until December 31, 2001.
     7 Dr. Finn's employment began in January 2000, and the figures in the table above reflect only compensation paid to him from his date of hire until December 31, 2001. Other Annual Compensation paid to Dr. Finn reflect relocation-related expenses.

     Stock Options. The following table provides information related to options for shares of the Common Stock granted to the Named Executive Officers during 2001:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  % of Total
                                   Number of        Options                               Potential Realizable
                                  Securities       Granted to                            Value at Assumed Annual
                                  Underlying       Employees   Exercise                   Rates of Stock Price
                                    Options        In Fiscal     Price     Expiration       Appreciation for
Name                                Granted          Year      ($/share)     Date/1/         Option Term/2/
----                                -------          ----      ---------     -------         --------------
                                                                                            5%           10%
                                                                                            --           ---
John R. Plachetka, Pharm.D.          50,000           6.2%       $14.16     1/16/2006       -            -
                                    137,500          17.0%       $ 6.60     4/25/2011    $268,358    $ 964,858

Kristina M. Adomonis                 18,750           2.3%       $13.19     1/18/2011        -       $   8,047

John E. Barnhardt                    25,000           3.1%       $13.19     1/18/2011        -       $  10,729

Matthew E. Czajkowski                29,028           3.6%       $13.19     1/18/2011        -       $  12,457
                                     45,972           5.7%       $ 6.60     4/25/2011    $ 89,723    $ 322,592

Andrew L. Finn, Pharm.D.             33,333           4.1%       $13.19     1/18/2011        -       $  14,305
                                     41,667           5.2%       $ 6.60     4/25/2011    $ 81,321    $ 292,384

______________
1 Each of these options is exercisable in cumulative installments of one-fourth each beginning on the first anniversary of the grant date and continuing on the next three anniversary dates. Each option has a term of ten years except for the option to purchase 50,000 shares granted to Dr. Plachetka in January 2001, which has a term of five years.
2 The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10%. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     The following table provides information related to any stock options for shares of the Common Stock exercised by the Named Executive Officers during 2001 and certain information about unexercised options held by the Named Executive Officers at December 31, 2001:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES/1/

                                                                Number of Securities
                                                                     Underlying
                                                                 Unexercised Options      Value of Unexercised
                                    Shares                           at FY-End                In-the-Money
                                  Acquired On      Value           Exercisable/            Options at FY-End
Name                               Exercise       Realized         Unexercisable       Exercisable/Unexercisable/2/
----                               --------       --------         -------------       ----------------------------
John R. Plachetka, Pharm.D.            -              -         15,738  /    218,977      $ 23,826  /    $  47,653

Kristina M. Adomonis                   -              -         67,450  /     52,475      $294,113  /    $ 147,056

John E. Barnhardt                      -              -         84,939  /     40,739      $142,992  /    $  53,526

Matthew E. Czajkowski                  -              -         49,463  /    173,927      $159,949  /    $ 319,898

Andrew L. Finn, Pharm.D.             5,200         $35,828      49,885  /    164,933      $194,316  /    $ 338,817

______________
1 All share numbers and exercise prices reflect the 1.349-for-1 split of the Common Stock effected on October 6, 2000.
2 "In-the-money" options are options whose base (or exercise) price was less than the market price of the Common Stock at December 31, 2001. The value of such options is calculated based on a stock price of $5.25, which was the closing price of the Common Stock on The Nasdaq National Market on December 31, 2001.

Compensation of Directors

     We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending our meetings. We also pay each of our non-employee directors a fee for each meeting attended, which currently is $1,500 for each meeting attended in person and $750 if attendance is by telephone. Additionally, each of our non-employee Board members currently receives annually options to purchase 20,000 shares of our Common Stock for their services as directors, granted in each calendar year on or before the date of the initial Board meeting in that calendar year.

Employment and Change of Control Arrangements

     John R. Plachetka: Under an executive employment agreement dated July 25, 2001, which amended and restated an earlier agreement dated April 1, 1999, we agreed to employ John R. Plachetka, Pharm.D., as our President and Chief Executive Officer for three years from the date of the agreement at an initial annual base salary of $350,000, which is subject to performance and merit-based increases. Under the agreement, Dr. Plachetka is eligible to receive annual bonuses and awards issued under the POZEN Inc. 2001 Long Term Incentive Plan. The agreement provides for the payment by POZEN of certain life and disability insurance premiums and certain estate, tax and related expenses incurred by Dr. Plachetka. The agreement automatically renews for successive one-year terms after the expiration of the initial three-year term, unless either party terminates the agreement.

     Upon Dr. Plachetka's involuntary resignation or termination of employment without cause, if the office from which Dr. Plachetka performs his principal duties is relocated more than 50 miles from its current location, if Dr. Plachetka's duties and responsibilities are substantially reduced, if we materially breach the agreement or if Dr. Plachetka elects within 60 days following a change of control of the Company to terminate his employment as a result of the change of control, the agreement provides for payment of a lump sum severance benefit equivalent to one year of his annual base salary plus the average of the annual bonus awarded to him over the prior two years and the continuation for one year of his benefits, as described further in the executive employment agreement. The agreement provides for the payment to Dr. Plachetka of additional amounts to reimburse him for any taxes owed in the event any other payments he receives are determined to constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

     Under the award granted in August 2001 to Dr. Plachetka pursuant to the POZEN Inc. 2001 Long Term Incentive Plan (provided that the plan receives stockholder approval), in the event that, during the 12-month performance cycle of the award, Dr. Plachetka is terminated without cause, or if Dr. Plachetka terminates his employment for any of the reasons stated in his employment agreement as described above, Dr. Plachetka will be entitled to receive 100% of the maximum amount payable under the award ($1,000,000), less any amounts paid under the award prior to termination.

     Other Named Executive Officers: Under executive employment agreements dated July 25, 2001, we agreed to employ each of Andrew L. Finn, Matthew E. Czajkowski, Kristina M. Adomonis and John E. Barnhardt for two years from the dates of the respective agreements at initial annual base salary amounts set forth in the agreements, which are subject in each case to performance and merit-based increases. Under the agreements, the executives are eligible to receive annual bonuses. Each agreement automatically renews for successive one-year terms after the expiration of the initial two-year term, unless either party to the agreement terminates the agreement.

     Upon the executive's involuntary resignation or termination of employment without cause, if the office from which the executive performs his or her principal duties is relocated more than 50 miles from its current location, if the executive's duties and responsibilities are substantially reduced, if we materially breach the agreement or if the executive elects within 60 days following a change of control of the Company to terminate his or her employment as a result of the change of control, the agreement provides for payment of a lump sum severance benefit equivalent to one year's annual base salary plus the average of the executive's annual bonus awarded over the prior two years and the continuation for one year of the executive's benefits, as described further in the executive employment agreements. The agreements provide for the payment to each executive of additional amounts in the event that any other payments received by the executive are determined to constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Other Change of Control Arrangements: Under the POZEN Inc. 2000 Equity Compensation Plan, unless the Compensation Committee determines otherwise, the vesting of all stock options outstanding upon a change of control, as defined in the plan, accelerates and the options become fully exercisable, and if, as a result of the change of control, the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding options that are not exercised are to be assumed by, or replaced with comparable options or rights by, the surviving corporation. Alternatively, the Compensation Committee may elect either to require that optionees surrender their outstanding options in exchange for a cash or stock payment in an amount equal to the amount by which the fair market value of the Common Stock exceeds the exercise price of the options, or to terminate any or all unexercised options after giving optionees an opportunity to exercise their outstanding options. The stock options held as of December 31, 2001 by our Named Executive Officers are reflected in the table entitled "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" included in this Proxy Statement.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public auditors are responsible for auditing those financial statements and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent public accountants. Management has represented to the Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with the independent public accountants the auditor's independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In its oversight function, the Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

     Based upon the Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                                                     The Audit Committee:

                                                     Bruce A. Tomason, Chairman
                                                     Jacques F. Rejeange
                                                     Ted G. Wood

                             STOCK PERFORMANCE GRAPH

     The following graph compares the yearly change in the total stockholder return on the Company's Common Stock during the period from October 11, 2000 through December 31, 2001, with the total return on the Nasdaq Stock Market (U.S.) Index, the Nasdaq Biotechnology Index and the Nasdaq Pharmaceutical Index. The comparison assumes that $100 was invested on October 11, 2000 in our Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.


                     COMPARISON OF 14 MONTH CUMULATIVE TOTAL
                      OCTOBER 11, 2000 THROUGH DECEMBER 31,
             AMONG POZEN INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                         THE NASDAQ BIOTECHNOLOGY INDEX
                       AND THE NASDAQ PHARMACEUTICAL INDEX

                                     [GRAPH]


    * $100 Invested on 10/10/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

                                 PROPOSAL No. 2

            APPROVAL OF THE POZEN INC. 2001 LONG TERM INCENTIVE PLAN

Description of the POZEN Inc. 2001 Long Term Incentive Plan

     The Board has adopted the POZEN Inc. 2001 Long Term Incentive Plan (the "Plan") and has directed that the Plan be submitted to the stockholders for approval. The following description of the Plan is qualified in its entirety by reference to the Plan attached as Appendix A to this Proxy Statement.

General

     The purpose of the Plan is to provide long term incentive compensation to the Company's employees who make substantial contributions to the Company, to provide a means for these employees to participate in the Company's success, and to assist in attracting and retaining the highest quality individuals in key executive positions.

     All compensation payable under this Plan is intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code.

Eligibility

     Each employee who is approved by the Compensation Committee will be eligible for participation in the Plan. No participant in the Plan or other employee of the Company will at any time have a right to participate in the Plan, despite having previously participated in the Plan. As of February 28, 2002, approximately 28 people (which includes all of the Company's executive officers and other employees) are eligible to participate in the Plan, subject to approval by the Compensation Committee.

Administration

     The Compensation Committee of our Board administers the Plan. The Compensation Committee has the authority to:

        .  determine participants;
        .  construe and interpret the Plan; and
        . make any reasonable rules and regulations for the administration of the Plan, as it deems advisable.

Award Determination

     An "award" is the stated cash amount(s) to which a participant will be entitled upon achievement of targets based on performance goals established at the time the award is granted. The maximum amount payable under a single award granted to a participant is $1,000,000.

     The Compensation Committee will, in its sole discretion, approve or establish in writing the objective compensation formula or standard for each award. The Compensation Committee will establish in writing:

        .    the performance cycle during which the performance goals must be met;
        .    the performance goals that must be met;
        .    the threshold, target and maximum amounts that may be paid if the performance ratios for a performance goal are met; and
        .    any other conditions that the Compensation Committee deems appropriate and consistent with the Plan and Section 162(m) of the Internal Revenue Code.

     Under the Plan, the performance cycle for an award means the period of time over which the award's performance goals may be calculated and may consist of a portion of a year, a single year, a stated number of years, or otherwise, as determined by the Compensation Committee for each award at the time the award is granted.

     Performance goals for each award are objectively determinable and mean specified levels of growth in or achievement of goals relating to one or more of the following: stock price, execution of strategic initiatives, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures or strategic partnerships. The target levels of performance of certain performance goals specified in an award are referred to as performance ratios. Performance goals may include a threshold level of performance below which no payment will be made under the award, levels of performance at which specified percentages of the target amount under the award will be paid and a maximum level of performance above which no additional amount will be paid under the award.

     The performance goals set by the Compensation Committee may relate to the participant's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of these factors. The Compensation Committee establishes these performance goals in writing either before the beginning of the performance cycle or during a period ending shortly but no later than 90 days after the beginning of the performance cycle. In order to comply with Section 162(m) of the Internal Revenue Code, as applicable, the achievement of the performance goals must be substantially uncertain at the time they are established and the performance goals must be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Compensation Committee has the discretion, as to each participant, to reduce the amount of an award that would otherwise be paid or to determine that no portion should be paid, but does not have discretion to increase the amount that is payable under an award.

     If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, the manner in which it conducts its business, or other events or circumstances render the performance goals unsuitable, the Compensation Committee may modify the performance goals or the related minimum performance ratio as the Compensation Committee deems appropriate and equitable, except where the modification would result in the failure of the award to qualify for an exemption under Section 162(m) of the Internal Revenue Code.

Payment

     A participant in the Plan is entitled to receive payment under an award as soon as practicable after the end of the performance cycle or the performance goal(s) or performance ratios have been achieved.

     Unless otherwise provided in the Plan, each award granted under the Plan will be forfeited and canceled in all respects, and no cash will be delivered or paid to the participant of the award, if the performance goal(s) for that award are not attained or the performance ratio(s) attained for such award are not at least equal to the minimum performance ratio(s) stated in the award.

     If a participant ceases to be employed by, or provide service to, the Company during a performance cycle, or if other conditions established by the Compensation Committee are not met, the participant's award may be forfeited. The Compensation Committee may provide that an award will be payable, in whole or in part, in the event of a participant's death or disability during the performance cycle, or under other circumstances.

     In the event that a participant's employment or engagement with the Company is terminated for cause, as determined by the Compensation Committee, or if the participant breaches the terms of any confidentiality, inventions and/or non-competition agreement between the participant and the Company, the participant will immediately forfeit all awards granted to him or her and will forfeit all rights whatsoever he or she may have to receive any payments under awards granted under the Plan. However, the participant will not be required to repay any amounts previously received pursuant to awards granted under the Plan.

Change in Control of the Company

     Unless the Compensation Committee determines otherwise or unless otherwise provided in a particular award, upon the occurrence of a change of control (as defined in the Plan) during any performance cycle, all awards will be paid at their target value, or in such other amounts as the Compensation Committee may determine. Payment will be made within 60 days following the consummation of the transaction constituting the change of control.

Adjustments to Common Stock

     The terms of any awards that are based on the Company's Common Stock may be adjusted by the Compensation Committee to reflect any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of the Common Stock other than a normal cash dividend.

Amendment, Suspension or Termination of Plan

     The Plan will terminate on December 31, 2006, unless the Plan is terminated earlier or extended by the Board with the approval of the stockholders. However, the Board may amend, suspend or terminate the Plan in whole or in part at any time, so long as (except as expressly provided in the Plan) no such amendment, suspension or termination will materially and adversely affect the rights of the holder of any award then outstanding unless the holder consents. No awards will be made pursuant to the Plan after its termination date, but awards granted prior to the termination date may extend and be paid beyond that date.

Awards Subject to Approval of the Plan

     On August 1, 2001, an award was granted under the Plan to John R. Plachetka, Pharm.D., our President and Chief Executive Officer, pursuant to which Dr. Plachetka will be entitled to receive in cash up to $1,000,000 based on the price of the Common Stock as reported on the Nasdaq Stock Market during the 12-month period beginning on August 1, 2001. If the Common Stock closing price equals or exceeds $19.96 for 20 consecutive trading days during the performance period, Dr. Plachetka will be entitled to receive in cash 100% of the Target Amount. Dr. Plachetka will be entitled to partial one-time payments of (a) 33% of the Target Amount when the closing price of the Common Stock first equals or exceeds $16.50 for 20 consecutive trading days during the performance period and (b) 66% of the Target Amount when the closing price of the Common Stock first equals or exceeds $18.50 for 20 consecutive trading days during the performance period. Any payments made under the award are reduced by the amount of any previous payment(s) received under the award. In no event will Dr. Plachetka be entitled to receive more than $1,000,000 in the aggregate under this award. The grant of this award is subject to stockholder approval of the Plan, and if such approval is not obtained, this award will be cancelled. As of February 28, 2002, the closing price of the Common Stock as reported on the Nasdaq Stock Market was $5.51.

     The number of individuals who will receive awards under the Plan may vary from year to year, will depend on various factors and will be determined in the sole discretion of the Compensation Committee. Therefore, except as set forth above, it is not possible to determine the benefits or amounts that may be received by or allocated to any person or class of persons under the Plan in the future or that would have been received by or allocated to any person or class of persons for the last completed fiscal year if the Plan had been in effect.

Federal Income Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to the grant and payment of awards under the Plan. The tax effect of exercising awards may vary depending upon the particular circumstances of each payment, and the income tax laws and regulations change frequently. This description is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.

At the time an award is granted, the participant will not recognize income and the Company will not be allowed a tax deduction. Generally, at the time an award is paid, a participant will realize compensation taxable as ordinary income, and the Company will generally be entitled to a deduction, in an amount equal to any cash received by the participant (before applicable withholding). As mentioned above, all compensation payable under this Plan is intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE POZEN INC. 2001 LONG TERM INCENTIVE PLAN.

                                   PROPOSAL 3

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee of the Board, and subject to the ratification by the stockholders, the Board has appointed Ernst & Young LLP as the Company's independent public accountants to examine the Company's financial statements for the fiscal year ending December 31, 2002. Ernst & Young LLP has served as the Company's independent public accountants since 1997. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Ernst & Young LLP Fees Related to Fiscal 2001

         Audit Fees:

         The aggregate fees billed, or to be billed, by our independent auditors for professional services in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews conducted by the independent auditors of the financial statements included in the Company's quarterly reports on Form 10-Q required to be filed by the Company during fiscal 2001 totaled $103,750.

         Financial Information Systems Design and Implementation Fees:

         The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

         All Other Fees:

         The aggregate of all other fees billed to the Company by Ernst & Young LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services ($9,380) and other professional services during fiscal 2001 totaled $18,160.

         The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding shares of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. Specific due dates for these records have been established and the Company is required to report in this proxy statement any failure to file by these dates in 2001. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, there was one report required under Section 16(a) of the Exchange Act which was not timely filed during the fiscal year ended December 31, 2001, as follows: a Form 4 was filed by BB Medtech AG and MEDGROWTH N.V. on December 21, 2001 to reflect a sale of shares of Common Stock that occurred on November 6, 2001.

                  CERTAIN DEADLINES FOR THE 2003 ANNUAL MEETING

         Any stockholder proposal submitted to the Company pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement and proxy relating to the Company's 2003 Annual Meeting must be received by the Company no later than the close of business on December 10, 2002. If the Company does not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2003 by March 5, 2003, the proxy holders will retain discretionary authority to vote proxies on any such matter if it is raised at the 2003 Annual Meeting.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         To the extent that information contained in this Proxy Statement is within the knowledge of persons other than the management of the Company, the Company has relied on such persons for the accuracy and completeness thereof.

         Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                       Investor Relations
                       POZEN Inc.
                       1414 Raleigh Road, Suite 400
                       Chapel Hill, North Carolina 27517

         You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call James Watson at (919) 913-1030.

         You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                           By Order of the Board of Directors,

                                           /s/ Helga L. Leftwich
                                           Helga L. Leftwich
                                           Assistant Secretary

Dated:  April 17, 2002

                                                                      APPENDIX A

                  THE BOARD OF DIRECTORS HAS ADOPTED THIS PLAN
        SUBJECT TO APPROVAL OF THE PLAN BY THE STOCKHOLDERS OF POZEN INC.

                                   POZEN INC.

                          2001 LONG TERM INCENTIVE PLAN

                                    ARTICLE I
                                     Purpose

     1.1 The purpose of the POZEN Inc. Long Term Incentive Plan (the "Plan") is to provide long-term incentive compensation to Eligible Executives (as defined below) of POZEN Inc. and/or its subsidiaries (the "Company") who make substantial contributions to the success of the Company, to provide a means for such Eligible Executives to participate in such success, and to assist in attracting and retaining the highest quality individuals in key executive positions.

     1.2 Subject to approval by the stockholders of the Company, the Plan shall become effective as of July 25, 2001 and shall continue until December 31, 2006, unless extended by reapproval of the stockholders obtained no later than the first stockholders' meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan or unless earlier terminated by the Company pursuant to the terms of the Plan. No Awards (as defined below) shall be made pursuant to the Plan after its termination date, provided that Awards granted prior to the termination date may extend and be paid beyond that date.

     1.3 The Plan is intended to secure the full deductibility of incentive awards payable to the Senior Officers (as defined below) pursuant to the Plan. All compensation payable under this Plan to Senior Officers is intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II
                                   Definitions

The following words and phrases shall have the respective meanings set forth below (unless the context indicates otherwise).

     2.1 "Award" shall mean the stated cash amount(s) to which a Participant will be entitled upon achievement of targets based on Performance Goals established at the time the Award is granted.

     2.2 "Change of Control" shall mean the occurrence of any of the following:

         (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company or any trustee or fiduciary holding securities under an employee benefit plan of the Company) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

          (ii) The consummation of (a) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (b) a sale or other disposition of all or substantially all of the assets of the Company, or (c) a liquidation or dissolution of the Company.

     2.3 "Committee" shall mean the Compensation Committee of the Company's Board of Directors, as the same from time to time may be constituted, provided that the committee shall consist solely of two (2) or more individuals, appointed by the Board to administer the Plan, who are "outside directors" to the extent required by and within the meaning of Section 162(m) of the Code, as amended from time to time.

     2.4 "Disability" shall mean, with respect to an Eligible Executive who is a Participant in the Plan, that a qualified medical doctor mutually acceptable to the Company and the Eligible Executive or the Eligible Executive's personal representative shall have certified in writing that: (i) the Eligible Executive is unable because of medically determinable physical or mental disability to perform substantially all of the duties of the Eligible Executive's employment with the Company for more than one hundred eighty (180) calendar days measured from the last full day of work; or (ii) by reason of mental or physical disability, it is unlikely that the Eligible Executive will be able, within one hundred eighty (180) calendar days, to resume substantially all business duties and responsibilities in which the Eligible Executive was previously engaged and otherwise discharge the Eligible Executive's duties as an employee of the Company.

     2.5 "Eligible Executive" shall mean an employee of the Company who is approved by the Committee, from time to time, for participation in the Plan.

     2.6 "Employer" shall mean the Company or a subsidiary of the Company by whom the Participant is employed at the time in question.

     2.7 "Senior Officer" shall mean an officer within the meaning of Section 162(m) of the Code or any other officer designated by the Committee for purposes of exempting distributions under the Plan from Section 162(m)(3) of the Code.

     2.8 "Participant" means any Eligible Executive to whom an Award has been granted pursuant to this Plan.

     2.9 "Performance Cycle" shall mean the period of time over which Performance Goals for an Award may be calculated and may consist of a portion of a year, a single year, a stated number of years, or otherwise, as determined by the Committee for each Award at the time such Award is granted.

     2.10 "Performance Goals" shall be objectively determinable and shall mean specified levels of, growth in, or achievement of one or more of the following: stock price, execution of strategic initiatives, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

     2.11 "Performance Ratios" shall mean target levels of performance of certain Performance Goals specified in an Award. Performance Goals may include a threshold level of performance below which no payment will be made under the Award, levels of performance at which specified percentages of the target amount under the Award will be paid, and a maximum level of performance above which no additional amount will be paid under the Award.

                                   ARTICLE III
                                   Eligibility

     3.1 Each Eligible Executive who is approved by the Committee, from time to time, shall be eligible for participation in the Plan.

     3.2 No Participant or other employee of the Company shall at any time have a right to participate in the Plan, despite having previously participated in the Plan.

                                   ARTICLE IV
      Selection of Participants, Grant of Awards and Administration of Plan

     4.1 The Committee shall determine, from time to time, those Eligible Executives who are to be granted Awards pursuant to the Plan.

     4.2 The Plan shall be administered by the Committee, and the Committee shall (1) construe and interpret the Plan, and (2) make such reasonable rules and regulations for the administration of the Plan as it deems advisable. Any determination by the Committee in administering, interpreting or construing the Plan in accordance with this Article shall be final, binding and conclusive for all purposes and upon all interested persons.

                                    ARTICLE V
                          Award Determination; Payment

     5.1 Subject to the provisions below, the maximum amount payable under a single Award granted to a Participant shall not exceed $1,000,000.

     5.2 The Committee shall, in its sole discretion, approve or establish in writing the objective compensation formula or standard for each Award. The Committee shall establish in writing (i) the Performance Goals that must be met,
(ii) the Performance Cycle during which the Performance Goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the Performance Ratios for a Performance Goal are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The Performance Goals may relate to the Participant's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall establish the Performance Goals in writing either before the beginning of the Performance Cycle or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Cycle or (ii) the date on which 25% of the Performance Cycle has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The Performance Goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the Performance Goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall have the discretion, as to each Participant, to reduce the amount of an Award that would otherwise be paid or to determine that no portion should be paid, but shall not have discretion to increase the amount that is payable under an Award.

     5.3 If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may in its discretion modify such Performance Goals or the related minimum Performance Ratio, in whole or in part, as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Award under
Section 162(m) of the Code. In the case of an Award to a Senior Officer, in determining financial results, items whose exclusion from consideration will increase the Award shall only have their effects excluded if they constitute "extraordinary" or "unusual" events or items under generally accepted accounting principles and all such events and items shall be excluded. The Committee shall also adjust performance calculations to exclude the unanticipated effect on financial results of changes in the Code, or other tax laws, and the regulations thereunder.

     5.4 Subject to the provisions of Sections 5.5 and 5.6, a Participant shall be entitled to receive payment under an Award as soon as practicable after the end of the Performance Cycle, or if such Performance Cycle extends over a stated number of years and the Award so provides, as soon as practicable after the Performance Goal(s) or Performance Ratios (as applicable), as specified in the Award, have been achieved. The Committee shall certify and announce the results for each Performance Cycle, or portion thereof (as applicable), to any affected Participant promptly following the end of such Performance Cycle or achievement of any Performance Ratio thereunder, as applicable.

     5.5 Unless otherwise provided herein, each Award granted under the Plan shall be forfeited and canceled in all respects, and no cash shall be delivered or paid to the Participant thereof, in the event that the Performance Goal(s) for such Award are not attained or the Performance Ratio(s) attained for such Award are not at least equal to the minimum Performance Ratio(s) stated in the Award.

     5.6 If a Participant ceases to be employed by, or provide service to, the Company during a Performance Cycle, or if other conditions established by the Committee are not met, the Participant's Award, to the extent not earned as of the date of such cessation of employment or service, shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. The Committee may provide that an Award shall be payable, in whole or in part, in the event of the Participant's death or Disability during the Performance Cycle, or under other circumstances consistent with the regulations and rulings under Section 162(m) of the Code.

     5.7 Notwithstanding any other provisions of this Plan to the contrary, in the event that a Participant's employment or engagement with the Company is terminated for cause, as determined by the Committee, or if the Participant breaches the terms of any confidentiality, inventions and/or non-competition agreement between the Participant and the Company, such Participant shall immediately forfeit all Awards granted to Participant and shall forfeit all rights whatsoever the Participant may have to receive any payments under Awards granted under this Plan; provided, however, that such Participant shall not be required to repay any amounts previously received pursuant to Awards granted under this Plan.

     5.8 Nothing contained in this Article V or elsewhere in this Plan shall eliminate, impair or otherwise affect the right of the Employer to terminate or change the employment of any Eligible Executive at any time, and the grant of an Award to any such Eligible Executive shall not be deemed to, and shall not, result in any agreement, expressed or implied, by the Employer to retain such person in any specific position or in its employ for the duration of the Performance Cycle with respect to such Award or for any other period.

                                   ARTICLE VI
                        Change in Control of the Company

     Unless the Committee determines otherwise or unless otherwise provided in a particular Award, upon the occurrence of a Change of Control during any Performance Cycle, notwithstanding any other provision of this Plan to the contrary, all Awards (to the extent not previously paid) shall be paid at their target value, or in such other amounts as the Committee may determine. Such payment shall be made within sixty (60) days following the consummation of the transaction constituting the Change of Control.

                                   ARTICLE VII
                           Adjustments to Common Stock

     To the extent that any Awards issued under the Plan are based, in whole or in part, on the common stock, par value $0.001 per share, of the Company (the "Common Stock"), the terms of such Awards shall be adjusted by the Committee, to the extent the Committee determines such adjustments are necessary or appropriate, to reflect any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of shares of the Common Stock other than a normal cash dividend. Any such adjustments determined by the Committee shall be final, binding and conclusive.

                                  ARTICLE VIII
                            Nonalienation of Benefits

     Neither the Award nor any other right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, transfer, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

                                   ARTICLE IX
                              Certificates of Award

     The Company shall execute and deliver to each Participant to whom an Award is granted a certificate, in the form prescribed by the Committee, evidencing such Award and stating the date thereof and cash amount that is the subject of the Award.

                                   ARTICLE IX
                  Amendment, Suspension or Termination of Plan

     The Plan shall terminate on December 31, 2006, unless the Plan is terminated earlier by the Board of Directors of the Company or is extended by the Board with the approval of the stockholders. Subject to the foregoing, the Board of Directors of the Company may amend, suspend or terminate this Plan in whole or in part at any time, provided that, except as expressly provided in this Plan, no such amendment, suspension or termination shall materially and adversely affect the rights of the holder of any Award then outstanding unless such holder consents.

                                    ARTICLE X
                                  Miscellaneous

     10.1 The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware.

     10.2 The Company shall have the right to deduct from all payments under the Plan any Federal, state or local income and employment taxes required by law to be withheld with respect to such payments.

     10.3 Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     10.4 In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     10.5 All costs of implementing and administering the Plan shall be borne by the Company.

     10.6 All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   POZEN Inc.
                                  COMMON STOCK

              POZEN(R) INC.                                           PROXY CARD
              ------------
The Pharmaceutical Development Company

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on May 21, 2002.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

                                      PROXY

The undersigned hereby appoints John R. Plachetka and Matthew E. Czajkowski, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at the Company's headquarters at 1414 Raleigh Road, Suite 400, Chapel Hill North Carolina 27517, on Tuesday, May 21, 2002 at 11:00 a.m. Eastern time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of both nominees for the Board of Directors listed in Proposal 1 and FOR Proposals 2 and 3, and at their discretion on any other matter that may properly come before the meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                               SEE REVERSE SIDE

      [X]  PLEASE MARK VOTES
           AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.    Election of Nominees as Director.

      Jacques F. Rejeange             Bruce A. Tomason

      [_]  FOR ALL      [_] WITHHOLD ALL      [_] FOR ALL EXCEPT

      TO WITHHOLD AUTHORITY TO VOTE,
      MARK "FOR ALL EXCEPT" AND WRITE
      THE NOMINEE'S NAME ON THE LINE BELOW:

      _______________________________________


2.    To approve the POZEN Inc. 2001 Long Term Incentive Plan.

      [_]  FOR          [_] AGAINST     [_] ABSTAIN


3. To ratify the Board of Directors' selection of Ernst & Young LLP as independent public accountants of the Company for the Company's fiscal year ended December 31, 2002.

      [_]  FOR          [_] AGAINST     [_] ABSTAIN


                                   Date: ________________________, 2002


                                   _____________________________________________
                                                    Signature

                                   _____________________________________________
                                            Signature (if jointly held)

                                   Please sign and return this Proxy Card so that your shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.

                             [_]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                             [_]  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

    PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO STOCKTRANS, INC., 44 WEST LANCASTER AVE, ARDMORE, PA 19003, SO
               THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.